                                                                      Exh. 10.41

                                                               EXECUTION VERSION

                 CONSENT, WAIVER AND AMENDMENT AGREEMENT NO. 5B

     This Consent, Waiver and Amendment Agreement No. 5B, dated as of September 26, 2003 (this "Agreement"), is among the Persons that have executed this Agreement (the "Parties"). Capitalized terms used, but not defined, in this Agreement are used as defined in the Lease Agreement, dated as of November 30, 2001, between Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1, as lessor, and Smart & Final Inc., as lessee, as amended by Waiver and Amendment Agreement No. 1, dated as of June 4, 2002, by Waiver and Amendment Agreement No. 2, dated as of February 14, 2003, by Amendment Agreement No. 3, dated as of June 1, 2003, by Waiver and Amendment Agreement No. 4, dated as of July 11, 2003, and by Consent, Waiver Collateral Release and Amendment Agreement No. 5A, dated as of September 3, 2003 (the "Lease").

                                    RECITALS

     A. Fleet Capital Corporation ("Fleet") has given notice under Section 7.9 that it intends to resign as Agent, and Cooperative Centrale
Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch ("Rabobank") has agreed to replace Fleet as the Agent and to perform the duties of the Agent under the Operative Agreements.

     B. Fleet and Casino USA, Inc. ("Casino") have agreed in principle to an assignment of the entire interest in Fleet's portion of the Loan to Casino under
Section 9.8 of the Credit Agreement, which allows Lenders to assign their rights and obligations under the Operative Agreements to any number of "Eligible Assignees," the definition of which excludes Casino and all other Affiliates of the Lessee.

     C. The Lessee, Fleet and Casino have requested that the Majority Secured Parties, and, subject to the terms and conditions of this Agreement, the applicable Majority Secured Parties desire to, (i) accept Fleet's resignation and appoint Rabobank as Agent, and (ii) waive, in connection with Fleet's assignment of its portion of the Loan to Casino, the requirement that an "Eligible Assignee" not be an Affiliate of the Lessee.

     NOW, THEREFORE, for good and valuable consideration received, the Parties agree as follows.

     1. Consent and Waiver. The Majority Secured Parties waive, in connection with Fleet's assignment of the entire interest in Fleet's portion of the Loan to Casino under Section 9.8 of the Credit Agreement, the requirement that the "Eligible Assignee" not be an Affiliate of Lessee and consent to that assignment. The Parties acknowledge that the assignment will not be effective until the Agent accepts the assignment in accordance with the terms of Section 9.8(b) of the Credit Agreement and that the Agent will accept the assignment when Fleet or Casino delivers it an Assignment and Acceptance, substantially in the form attached to this Agreement as Exhibit A, together with Fleet's Notes and a processing fee of $3,500.

     2. Appointment of Rabobank As Agent. Effective the date of this Agreement, the A-2 Lenders, the B Lenders and the Holder accept Fleet's resignation and appoint Rabobank as the Agent for all purposes under the Operative Agreements. Owner Trustee, in its capacity as Borrower under the Credit Agreement, Lessee and the A-1 Lender approve the foregoing appointment of Rabobank as the Agent, and Rabobank accepts its foregoing appointment as Agent under the Operative Agreements.

     3. Condition Precedent. The effectiveness of this Agreement is subject to the Agent's receipt of the Majority Secured Parties' and Lessee's written consent to this Agreement.

     4. Costs and Expenses. The Lessee shall pay on demand all reasonable costs and expenses of the Agent (including the reasonable fees, costs and expenses of counsel to the Agent but excluding the $3500 assignment processing fee described in Section 1 of this Agreement) incurred in connection with the preparation, execution and delivery of this Agreement.

     5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES.

     6. Execution. This Agreement may be executed in any number of counterparts and by different Parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A Party's delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     7. Limited Effect. This Agreement relates only to the specific matters it covers, shall not be considered to be a waiver of any other rights any Secured Party may have under the Operative Agreements, and shall not be considered to create a course of dealing or to otherwise obligate any Secured Party to grant similar waivers or execute consents under the same or similar circumstances in the future.

                            [Signature Pages Follow]

LESSOR:
Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1


By: /s/ Val T. Orton
    ----------------------------------
Name: Val T. Orton
Title: Vice President


LESSEE:
Smart & Final Inc.


By: /s/ Richard N. Phegley               By:
    ----------------------------------       -----------------------------------
Name: Richard N. Phegley                 Name:
Title: Senior Vice President &                 ---------------------------------
       Chief Financial Officer           Title:
                                                --------------------------------

                [Consent, Waiver and Amendment Agreement No. 5B]

A-2 LENDER, B LENDER AND RESIGNING AGENT:
Fleet Capital Corporation


By: /s/ Renay McLeish
    ----------------------------------
Name: Renay McLeish
Title: Vice President


A-2 LENDER:
GMAC Commercial Finance, LLC,
successor by merger to GMAC Business Credit, LLC


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------


A-2 LENDER AND SUCCESSOR AGENT:
Cooperative Centrale Raiffeisen-Boerenleenbank B.A.
"Rabobank Nederland," New York Branch


By: /s/ Bradford F. Scott                By: /s/ Ian Reece
    ----------------------------------       -----------------------------------
Name: Bradford F. Scott                  Name: Ian Reece
Title: Executive Director                Title: Managing Director


A-2 LENDER:
Natexis Banques Populaires


By: /s/ Nicolas Regent                   By: /s/ Pieter J. van Tulder
    ----------------------------------       -----------------------------------
Name: Nicolas Regent                     Name: Pieter J. van Tulder
Title: Vice President Multinational      Title: Vice President And Manager
                                                Multinational Group


A-2 LENDER:
BNP Paribas


By: /s/ Sean T. Conlon                   By: /s/ Tjalling Terpstra
    ----------------------------------       -----------------------------------
Name: Sean T. Conlon                     Name: Tjalling Terpstra
Title: Managing Director                 Title: Director

                [Consent, Waiver and Amendment Agreement No. 5B]

B LENDER:
Transamerica Equipment Financial Services Corporation


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------

                [Consent, Waiver and Amendment Agreement No. 5B]

HOLDER AND A-1 LENDER:
Casino USA, Inc.


By: /s/ Etienne Snollaerts
    ----------------------------------
Name: Etienne Snollaerts
Title: Director

                [Consent, Waiver and Amendment Agreement No. 5B]

                                    EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                    EXHIBIT A

                            ASSIGNMENT AND ACCEPTANCE

     This Assignment and Acceptance (this "Assignment"), dated September   ,
                                                                         --
2003, is between Fleet Capital Corporation (the "Assignor"), and Casino USA, Inc. (the "Assignee").

     Reference is made to the Credit Agreement, dated as of November 30, 2001 (the "Credit Agreement"), among Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as the Owner Trustee under the S&F Trust 1998-1 (the "Owner Trustee" or the "Borrower"), the Lenders named therein, and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch ("Rabobank"), as the successor Agent. Unless otherwise defined in this Assignment, capitalized terms used in this Agreement are used as defined in or pursuant to the Credit Agreement.

     The Assignor and the Assignee agree as follows:

     1. The Assignor irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the entire interest of Assignor (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to the credit facility contained in the Credit Agreement as set forth on
Schedule 1 hereto (the "Assigned Facility"), in a principal amount for the Assigned Facility as set forth on Schedule 1.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Operative Agreement or any other instrument or document furnished pursuant to any Operative Agreement, other than that it is the legal and beneficial owner of the interest being assigned and has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or any other obligor or the performance or observance by the Borrower, or any other obligor of any of their obligations under any Operative Agreement or any other instrument or document furnished pursuant to this Assignment or any Operative Agreement; and (c) attaches the Notes held by it evidencing the Assigned Facility and requests that the Agent exchange those Notes for new Notes payable to the Assignee.

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment; (b) confirms that it has received copies of the Operative Agreements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Agreements or any other instrument or document furnished pursuant to this Assignment or the Operative Agreements; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Operative Agreements or any other instrument or document furnished pursuant to this Assignment or the Operative Agreements as are delegated to the Agent by their terms, together with all powers that are incidental thereto; and (e) agrees that it will be bound by the provisions of the Operative Agreements to which Assignee is a party and will perform all the obligations that by the terms of the Operative Agreements to which Assignee is a party are required to be performed by it as a Lender.

     4. The effective date of this Assignment is September [    ], 2003 (the
                                                            ----
"Effective Date"). Following the execution of this Assignment, it will be delivered to the Agent for its acceptance and recording in accordance with
Section 9.8 of the Credit Agreement, effective as of the Effective Date.

     5. From the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including without limitation payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued before the Effective Date or accrue after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods before the Effective Date or with respect to the making of this assignment directly between themselves.

     6. From the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender under, and shall be bound by the provisions of, the Operative Agreements and (b) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Operative Agreements.

     7. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ANY CONFLICT-OF-LAWS PRINCIPLES.

     IN WITNESS WHEREOF, each party has caused this Assignment and Acceptance to be executed as of the Effective Date by a duly authorized officer.

                                         Fleet Capital Corporation


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                         Casino USA, Inc.


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                         Wells Fargo Bank Northwest,
                                         National Association, not
                                         individually, but solely as the
                                         Owner Trustee under the S&F Trust
                                         1998-1


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                         Consented To:

                                         Cooperative Centrale Raiffeisen-
                                         Boerenleenbank B.A. "Rabobank
                                         Nederland," New York Branch, as
                                         the Agent


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                           [Assignment and Acceptance]

                                   SCHEDULE 1

                          to Assignment and Acceptance

Name of Assignor: Fleet Capital Corporation

Name of Assignee: Casino USA, Inc.

Effective Date of Assignment:                , 2003
                              ---------------

--------------------------------------------------------------------------------
                                        Principal Amount   Commitment Percentage
   Credit Facility Assigned                 Assigned             Assigned
(Commitment Amount under Credit
          Agreement)                                            (Loan only)
--------------------------------------------------------------------------------
         Tranche A-2                     $                        12.6%
                                          ------------
--------------------------------------------------------------------------------
          Tranche B                      $2,700,000.00             3.3%
--------------------------------------------------------------------------------

Fleet Capital Corporation


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------


Casino USA, Inc.


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------

                    [Schedule 1 to Assignment and Acceptance]